IPSWITCH, INC. AND SUBSIDIARIES CONSOLIDATED FINANCIAL STATEMENTS DECEMBER 31, 2018 Engineering Growth for More Than 30 Years Business Consulting | Financial Advisory | Strategic Intelligence

To the Board of Directors Ipswitch, Inc. and Subsidiaries Burlington, Massachusetts INDEPENDENT AUDITORS' REPORT We have audited the accompanying consolidated financial statements of Ipswitch, Inc. and Subsidiaries (collectively referred to as the "Company"), which comprise the consolidated balance sheet as of December 31, 2018, and the related consolidated statements of income, comprehensive income, changes in stockholder's equity, and cash flows for the year then ended, and the related notes to the consolidated financial statements. Management's Responsibility for the Consolidated Financial Statements Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error. Auditors' Responsibility Our responsibility is to express an opinion on these consolidated financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditors' judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditors consider internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Ipswitch, Inc. and Subsidiaries Page 2 Opinion In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Ipswitch, Inc. and Subsidiaries as of December 31, 2018, and the results of their operations and their cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America. Moody, Famiglietti & Andronico, LLP Tewksbury, Massachusetts March 14, 2019, except for Note 13, as to which the date is July 16, 2019

Consolidated Balance Sheet Ipswitch, Inc. and Subsidiaries December 31 2018 Assets Current Assets: Cash $ 25,161,991 Accounts Receivable, Net of Allowance for Doubtful Accounts of $250,000 12,472,814 Prepaid Expenses and Other Current Assets 2,125,076 Total Current Assets 39,759,881 Property and Equipment, Net of Accumulated Depreciation 5,079,774 Deposits and Other Assets 330,013 Goodwill 14,396,963 Intangible Assets, Net of Accumulated Amortization 153,675 Deferred State and Foreign Income Taxes 269,000 Total Assets $ 59,989,306 Liabilities and Stockholder's Equity Current Liabilities: Accounts Payable $ 606,674 Accrued Expenses 1,947,728 Accrued Compensation 5,512,831 Current Portion of Deferred Revenue 35,126,075 Total Current Liabilities 43,193,308 Deferred Revenue, Net of Current Portion 7,621,776 Deferred Compensation 71,967 Other Long-Term Liabilities 15,339 Total Liabilities 50,902,390 Stockholder's Equity: Class A Voting Common Stock: No Par Value; 4,000,000 Shares Authorized; 3,400,000 Shares Issued and Outstanding 1,168,475 Class B Nonvoting Common Stock: No Par Value; 40,000,000 Shares Authorized; 30,600,000 Shares Issued and Outstanding 1,388,320 Additional Paid-In Capital 2,105,582 Retained Earnings 4,620,770 Accumulated Other Comprehensive Loss (196,231) Total Stockholder's Equity 9,086,916 Total Liabilities and Stockholder's Equity $ 59,989,306 The accompanying notes are an integral part of these consolidated financial statements. 3

Consolidated Statement of Income Ipswitch, Inc. and Subsidiaries For the Year Ended December 31 2018 Revenue $ 76,088,848 Cost of Revenue 9,820,029 Gross Profit 66,268,819 Operating Expenses: Selling and Marketing 18,931,894 General and Administrative 17,526,430 Research and Development 12,491,175 Product Management 993,506 Total Operating Expenses 49,943,005 Income from Operations 16,325,814 Other Expense: Loss on Foreign Currency Exchange (102,262) Interest Expense (3) Total Other Expense (102,265) Income Before Provision for State and Foreign Income Taxes 16,223,549 Provision for State and Foreign Income Taxes 494,000 Net Income $ 15,729,549 The accompanying notes are an integral part of these consolidated financial statements. 4

Consolidated Statement of Comprehensive Income Ipswitch, Inc. and Subsidiaries For the Year Ended December 31 2018 Net Income $ 15,729,549 Other Comprehensive Income: Foreign Currency Translation Adjustments 26,631 Comprehensive Income $ 15,756,180 The accompanying notes are an integral part of these consolidated financial statements. 5

Consolidated Statement of Changes in Stockholder's Equity Ipswitch, Inc. and Subsidiaries Class A Class B Voting Nonvoting Accumulated Common Stock Common Stock Additional Other Total Number Number Paid-In Retained Comprehensive Stockholder's of Shares Amount of Shares Amount Capital Earnings Loss Equity Balance as of December 31, 2017 3,400,000 $ 1,168,475 30,600,000 $ 1,388,320 $ - $ (5,634,864) $ (222,862) $ (3,300,931) Distributions to Stockholder - - - - - (5,473,915) - (5,473,915) Stock-Based Compensation - - - - 2,105,582 - - 2,105,582 Net Income - - - - - 15,729,549 - 15,729,549 Other Comprehensive Income - - - - - - 26,631 26,631 Balance as of December 31, 2018 3,400,000 $ 1,168,475 30,600,000 $ 1,388,320 $ 2,105,582 $ 4,620,770 $ (196,231) $ 9,086,916 The accompanying notes are an integral part of these consolidated financial statements. 6

Consolidated Statement of Cash Flows Ipswitch, Inc. and Subsidiaries For the Year Ended December 31 2018 Cash Flows from Operating Activities: Net Income $ 15,729,549 Adjustments to Reconcile Net Income to Net Cash Provided by Operating Activities: Depreciation and Amortization 2,513,621 Provision for Bad Debt 45,169 Deferred State and Foreign Income Taxes 51,000 Stock-Based Compensation 2,105,582 Decrease in Accounts Receivable 279,865 Increase in Prepaid Expenses and Other Current Assets (8,290) Decrease in Accounts Payable (1,175,420) Decrease in Accrued Expenses (243,020) Increase in Accrued Compensation 299,605 Decrease in Accrued Severance (1,308,001) Decrease in Current Portion of Deferred Revenue (267,210) Decrease in Deferred Compensation (4,868,252) Net Cash Provided by Operating Activities 13,154,198 Cash Flows from Investing Activities: Acquisition of Property and Equipment (372,198) Decrease in Deposits and Other Assets 240,754 Net Cash Used in Investing Activities (131,444) Net Cash Used in Financing Activities: Distributions to Stockholders (5,473,915) Effect of Foreign Currency Exchange Rate Changes on Cash 26,631 Net Increase in Cash 7,575,470 Cash, Beginning of Year 17,586,521 Cash, End of Year $ 25,161,991 The accompanying notes are an integral part of these consolidated financial statements. 7

Notes to Consolidated Financial Statements Ipswitch, Inc. and Subsidiaries 1. Organization and Significant Accounting Policies: reflected as a component of other comprehensive income (loss). Principles of Consolidation: The accompanying consolidated financial statements include the accounts Foreign currency gains and losses resulting from of Ipswitch, Inc. (the Parent), and its wholly-owned transactions denominated in foreign currencies, subsidiaries: Ipswitch B.V. (BV); Ipswitch Japan K.K. including intercompany transactions, are reflected in (KK); iOpus Software, GmbH (GmbH); iOpus other (expense) income in the accompanying Software, Sweden (SWE); Ipswitch Ireland Limited consolidated statement of income. (IRE); and Ipswitch Singapore PTE LTD (SGD) (collectively, the Subsidiaries). The Parent and the Revenue Recognition: The Company generates revenue Subsidiaries are collectively referred to as the from the sale of software products, professional "Company." All significant intercompany balances and services and post-contract customer support (PCS) transactions have been eliminated in consolidation. services through direct sales, resellers, and distributors. PCS includes telephone support and Reporting Entity: The Parent was incorporated on rights to upgrades and enhancements on a when-and- September 12, 1991 as a Massachusetts corporation. if available basis. Revenue is recognized upon delivery The Parent's principal business activity is the or as services are performed, provided persuasive development and marketing of software products for evidence of an agreement exists, the fee is fixed or use in corporate networks to customers worldwide. determinable and collectability is probable. BV, KK, GmbH, SWE, IRE and SGD were organized in the Netherlands, Japan, Germany, Sweden, Ireland The Company's arrangements may contain multiple and Singapore on February 13, 2001; May 15, 2007; elements, such as software products, professional July 24, 2000; October 31, 2012; June 8, 2016; and services and PCS. The Company uses the residual March 21, 2017, respectively, and have sales offices method when vendor-specific objective evidence of targeting customers located throughout Europe and fair value does not exist for one of the delivered Asia, as well as research and development offices. elements in the arrangement. Under the residual method, the fair value of the undelivered elements is Foreign Currency Reporting: The financial statements of deferred and subsequently recognized. The Company BV, SWE, IRE and SGD are remeasured into U.S. has established sufficient vendor specific objective dollars. The remeasurement is based on the evidence for PCS services and professional services determination that the U.S. dollar is the functional based on the price charged when these elements are currency. Monetary assets and liabilities of BV’s, sold separately. Accordingly, in arrangements in SWE's, IRE's, and SGD's foreign operations are which software is licensed with PCS services and/or remeasured into U.S. dollars at year-end exchange professional services, software license revenue and rates, and nonmonetary assets, liabilities and equity professional services are recognized upon delivery of accounts are remeasured using historical exchange the product or service and revenue from PCS services rates. Income statement accounts are remeasured at the are recognized ratably over the term of the PCS weighted average exchange rate prevailing during the contract period, which is typically one year. year. Exchange gains and losses resulting from differences in exchange rates are reflected in other Revenue from perpetual licenses that require the income (expense) in the accompanying consolidated purchase of PCS services in order for the customer to statement of income. maintain a valid license are recognized ratably over the term of the initial PCS agreement. The financial statements of KK and GmbH are translated into U.S. dollars based on the determination Advance payments are recorded as deferred revenue that the local currency is the functional currency. All until the products are shipped, services are delivered assets and liabilities of KK’s and GmbH's foreign or obligations are met. operations are translated into U.S. dollars at year-end exchange rates. Equity accounts are translated at Generally, the Company's arrangements with end-user historical exchange rates. Income statement accounts customers and resellers do not include any acceptance are translated at the weighted average exchange rate provisions. In those cases in which significant prevailing during the year. Translation adjustments uncertainties exist with respect to customer resulting from differences in exchange rates are acceptance, or in which specific customer acceptance 8

Notes to Consolidated Financial Statements Ipswitch, Inc. and Subsidiaries (Continued) 1. Organization and Significant Accounting Policies  Inputs other than quoted prices that are observable (Continued): for the asset or liability; and criteria are included within the arrangement, the  Inputs that are derived principally from or Company defers the entire arrangement fee and corroborated by observable market data by recognizes revenue, assuming all other conditions for correlation or other means. revenue recognition have been satisfied, when the uncertainty regarding acceptance is resolved as If the asset or liability has a specified (contractual) generally evidenced by written acceptance or payment term, the Level 2 input must be observable for by the customer, as appropriate. substantially the full term of the asset or liability. The Company defers income on sales to distributors Level 3 - Inputs to the valuation methodology are for amounts received in connection with certain unobservable and significant to the fair value distributor agreements. Under the terms of the measurement. agreements, sales of software licenses to distributors are subject to rights of return, and thus are not Cash: The Company maintains its cash in bank deposit recognized in the accompanying consolidated accounts, which, at times, may exceed federally statement of income until such time as the distributor insured limits. sells the software licenses to the end user. Unused Accounts Receivable: Accounts receivable are stated at licenses may be returned by the distributors to the the amount management expects to collect from Company for a full refund. During the year ended outstanding balances. An allowance for doubtful December 31, 2018, deferred income on sales to accounts is provided for those accounts receivable distributors amounted to $66,144, which is included in considered to be uncollectible based upon accrued expenses in the accompanying consolidated management's assessment of the collectability of balance sheet. accounts receivable, which considers historical write- Fair Value Measurements: The framework for measuring off experience and any specific risks identified in fair value provides a fair value hierarchy that customer collection matters. Bad debts are written off prioritizes the inputs to valuation techniques used to against the allowance when identified. As of December measure fair value. The hierarchy gives the highest 31, 2018, the allowance for doubtful accounts priority to unadjusted quoted prices in active markets amounted to approximately $250,000. for identical assets or liabilities (Level 1 Concentrations of Credit Risk: Financial instruments that measurements) and the lowest priority to potentially subject the Company to concentration of unobservable inputs (Level 3 measurements). The credit risk consist primarily of cash and accounts three levels of the fair value hierarchy are described as receivable. The Company maintains its cash with high- follows: credit quality financial institutions. The Company Level 1 - Inputs to the valuation methodology are believes it is not exposed to any significant losses due unadjusted quoted prices for identical assets or to credit risk on cash. Accounts receivable are stated at liabilities in active markets that the Company has the the amount management expects to collect from ability to access. outstanding balances. The Company performs ongoing credit evaluations of its customers and generally Level 2 - Inputs to the valuation methodology include: requires no collateral to secure accounts receivable. The Company maintains an allowance for potentially  Quoted prices for similar assets or liabilities in uncollectible accounts receivable. Consequently, the active markets; Company believes that its exposure to losses due to credit risk on net accounts receivable is limited.  Quoted prices for identical or similar assets or liabilities in inactive markets; 9

Notes to Consolidated Financial Statements Ipswitch, Inc. and Subsidiaries (Continued) 1. Organization and Significant Accounting Policies impairment loss is recorded as part of the second step (Continued): of the test, to the extent that the implied fair value of the reporting unit goodwill is less than its carrying Property and Equipment: Property and equipment are value. With respect to indefinite-lived intangible recorded at cost. Depreciation is computed using the assets, an impairment loss is recognized if the fair straight-line method over the estimated useful lives of value of the indefinite-lived intangible asset is less the related assets, as follows: than its carrying amount. Computer Software 3 Years As of December 31, 2018, the Company performed a Leasehold Improvements Lesser of Useful Life qualitative analysis of goodwill and indefinite-lived or Life of Lease intangible assets, in which management concluded Computer Equipment 3 Years that it is more likely than not that the fair value of the Furniture and Fixtures 7 Years reporting unit is greater than its carrying amount. Software Development Costs: Software development Definite-Lived Intangible Assets: Intangible assets consist costs for external-use software are expensed as of software technology, customer lists, brands, incurred until the point the Company establishes tradenames and websites, and noncompete technological feasibility. Technological feasibility is agreements. The Company accounts for amortization established upon the completion of a working model using the straight-line method over the related assets' or a detailed program design. Costs incurred by the estimated useful lives, as follows: Company between establishment of technological feasibility and the point at which the product is ready Software Technology 3 - 10 Years for general release are capitalized, subject to their Customer Lists 5 - 10 Years recoverability, and amortized over the economic life of Brands, Tradenames, and Websites 5 - 10 Years the related product. As of December 31, 2018, the Noncompete Agreements 4 - 5 Years Company has not capitalized any external-use software development costs, as such costs have been Impairment of Long-Lived Assets: It is required that long- deemed immaterial to the consolidated financial lived assets, including purchased intangible assets statements. with finite lives, be reviewed for possible impairment whenever events or changes in circumstances indicate Goodwill and Indefinite-Lived Intangible Assets: Goodwill that the carrying amount of an asset may not be represents the excess of cost over fair value of net recoverable. Recoverability of assets to be held and assets of businesses acquired. The values assigned to used is measured by a comparison of the carrying goodwill and indefinite lived intangible assets are not amount of an asset to future undiscounted net cash amortized to expense, but rather they are evaluated at flows expected to be generated by the asset. If such least on an annual basis to determine if there are assets are considered to be impaired, the impairment potential impairments. With respect to goodwill, the to be recognized is measured by the amount by which Company follows accounting standards which allow the carrying amount of the assets exceeds the fair the Company the option to first assess qualitative value of the assets. As of December 31, 2018, the factors to determine whether it is more likely than not Company has determined that there have been no that the fair value of a reporting unit is less than its significant events or changes in circumstances that carrying value. This step serves as the basis for would trigger impairment testing of the Company's determining whether it is necessary to perform the long-lived assets. two-step goodwill impairment test. If the Company determines it is more likely than not that the fair value Deferred Rent: The Company records rent expense of a reporting unit is less than its carrying value, then related to each of its office facilities based on a constant it will perform the two-step test. The two-step test first periodic rate over the term of the lease agreements. compares the fair value of the reporting unit to its The excess of the cumulative rent expense incurred carrying value. If the fair value of the reporting unit over the cumulative amounts due under the lease exceeds its carrying value, no impairment exists, and agreements are deferred and recognized over the term the second step is not performed. If the fair value of of the noncancelable leases. As of December 31, 2018, the reporting unit is less than its carrying value, an 10

Notes to Consolidated Financial Statements Ipswitch, Inc. and Subsidiaries (Continued) 1. Organization and Significant Accounting Policies rates applicable to the periods in which the differences (Continued): are expected to affect state and foreign taxable income. Valuation allowances are established when necessary deferred rent was considered immaterial to the to reduce deferred state income tax assets to the consolidated financial statements. amounts expected to be realized. State and foreign income tax expense is the state and foreign tax Cost of Revenue: Cost of revenue primarily represents payable or refundable for the period plus or minus the payroll and related costs, royalties, and other direct change during the period in deferred state and foreign costs associated with the sale of product. income tax assets and liabilities. Advertising Costs: The Company expenses advertising The Company assesses the recording of uncertain tax costs as incurred. During the year ended December 31, positions by evaluating the minimum recognition 2018, the Company incurred advertising expense in the threshold and measurement requirements a tax approximate amount of $601,176. position must meet before being recognized as a benefit in the consolidated financial statements. The Stock-Based Compensation: The Company recognizes Company's policy is to recognize interest and penalties stock-based compensation on awards granted under a accrued on any uncertain tax positions as a component stock compensation plan. Stock-based compensation of income tax expense, if any, in its consolidated expense is recorded for awards issued to employees statement of income. using the fair value method with a corresponding increase in equity. Stock-based compensation awards Taxes to Governmental Authorities: The Company granted to employees are measured at the grant date collects sales, use and foreign value added taxes but fair value with compensation expense recognized on a excludes such amounts from revenue. straight-line basis over the requisite service period of the award. Comprehensive Income: Comprehensive income consists of changes in stockholders' equity not related to Income Taxes: The Parent has elected to be treated as an transactions with the stockholder. During the year S Corporation under the provisions of the Internal ended December 31, 2018, other comprehensive Revenue Code, which provide that, in lieu of federal income includes foreign currency translation and certain state corporate income taxes, the adjustments. stockholder is taxed on the Parent's taxable income. Therefore, no liability for federal and certain state Use of Estimates: Management has used estimates and income taxes is presented in these consolidated assumptions relating to the reporting of assets and financial statements. In certain states, the Parent is liabilities and the disclosure of contingent assets and subject to entity-level state income taxes. liabilities in its preparation of the consolidated financial statements in accordance with accounting For states or foreign jurisdictions having entity-level principles generally accepted in the United States of taxes, the Company uses an asset and liability America (GAAP). Actual results experienced by the approach to financial accounting and reporting for Company may differ from those estimates. state income taxes. Deferred state and foreign income tax assets and liabilities are computed annually for Subsequent Events: Management has evaluated differences between the consolidated financial subsequent events spanning the period from statement and tax bases of assets and liabilities that December 31, 2018 through March 14, 2019, the date will result in taxable or deductible amounts in the the consolidated financial statements were available to future. Deferred income tax assets, including those be issued. resulting from loss and credit carryforwards, and liabilities are measured using enacted tax laws and 11

Notes to Consolidated Financial Statements Ipswitch, Inc. and Subsidiaries (Continued) 2. Property and Equipment: Year Ending December 31, Property and equipment as of December 31, 2018 2019 $ 75,300 consists of the following: 2020 31,375 Computer Software $ 3,111,823 $ 106,675 Leasehold Improvements 2,594,762 Computer Equipment 2,209,788 Amortization expense for the year ended December 31, Furniture and Fixtures 1,303,139 2018 amounted to $147,890. 9,219,512 Less: Accumulated Depreciation 4,139,738 4. State and Foreign Income Taxes: $ 5,079,774 The provision for state and foreign income taxes during the year ended December 31, 2018 consists of Depreciation expense for the year ended December 31, the following: 2018 amounted to $2,365,731. Current: 3. Intangible Assets: Foreign $ 403,000 State 41,000 As of December 31, 2018, intangible assets consist of 444,000 the following: Deferred: Accumulated Foreign 358,000 Cost Amortization State 50,000 408,000 Intangibles Subject to Amortization: 852,000 Software Technology $ 7,847,000 $ 7,847,000 Change in Valuation Allowance (358,000) Customer Lists 6,243,417 6,136,742 Brands, Tradenames, $ 494,000 and Websites 293,480 293,480 Noncompete Deferred state and foreign income taxes reflect the Agreements 280,800 280,800 impact of carryforwards and temporary differences 14,664,697 14,558,022 between the amounts of assets and liabilities for financial reporting purposes and such amounts as Intangibles Not Subject measured by state and foreign tax laws. The to Amortization: carryforwards and temporary differences, which give Brands, Tradename, rise to a significant portion of the Company's deferred and Website 47,000 - state and foreign tax asset (liability) as of December 31, 2018, is as follows: Total Intangible Assets $ 14,711,697 $ 14,558,022 State Credit Carryforwards $ 194,000 Prepaids, Reserves, and Accruals 109,000 Future amortization expense related to intangible Depreciation and Amortization (36,000) assets as of December 31, 2018 is as follows: Stock Based Compensation 2,000 269,000 $ 269,000 12

Notes to Consolidated Financial Statements Ipswitch, Inc. and Subsidiaries (Continued) 4. State and Foreign Income Taxes (Continued): to the accrued payment earned under vested grants. In the event of a change in control, as defined, all The Company has state research and development Participants grants shall become fully vested and credit carryforwards of $194,000, which expire through payable. As a result of the Phantom Plan, the 2038. accompanying consolidated balance sheets include long-term deferred compensation expense in the The Company has not recognized any liabilities for amount of $71,967 as of December 31, 2018. During the uncertain tax positions or unrecognized benefits as of year ended December 31, 2018, the Company paid out December 31, 2018. The Company does not expect any deferred compensation expense totaling $4,852,822, material change in uncertain tax benefits within the related to the vested grants of Participants who were next twelve months. involuntarily terminated and active employees that became fully vested. For the year ended December 31, 5. Deferred Compensation Plans: 2018, the change in value of the Phantom Plan included in the accompanying consolidated statement Phantom Share Plan: Effective January 1, 2015, the of income amounted to $(15,430). Company established the 2015 Phantom Share Plan (Phantom Plan), under which certain employees of the Company (Participants) are granted a percentage of 6. Common Stock: the appreciation in the Company's equity value, as As of December 31, 2018, the Company had 4,000,000 defined. The grants vest equally over a three-year and 40,000,000 shares authorized and 3,400,000 and period from the effective date of grant. Under the 30,600,000 shares issued of Class A common stock and terms of the Phantom Plan, in the event of (i) the Class B common stock, each respectively. The shares Participant's involuntary termination of services (other have zero par value. than for cause), (ii) the Participant's death, or (iii) the Participant's disability, the Participant shall be entitled 13

Notes to Consolidated Financial Statements Ipswitch, Inc. and Subsidiaries (Continued) 7. Equity Compensation Plan: On September 20, 2018, the Board of Directors adopted the 2018 Stock Incentive Plan (Plan). Under the terms of the Plan, incentive stock options (ISOs) may be granted to employees of the Company and nonqualified stock options or restricted awards may be granted to directors, consultants, employee, and officers of the Company. The exercise price of ISOs cannot be less than the fair value of the Company's Class B common stock on the grant date, or less than 110% of the fair value in the case of employees holding 10% or more of the voting stock of all classes of stock of the Company. The options vest over a period determined by the Board of Directors, generally four years, and expire not more than ten years from the date of grant. As of December 31, 2018, the Company's authorized common stock includes 7,000,000 shares of class B common stock reserved for issuance of options and restricted stock under the Plan, of which 563,125 are available for future grants. Class B stock option activity under the Plan during the year ended December 31, 2018 was as follows: Weighted Weighted Average Average Remaining Number Exercise Price Contractual of Options (Per Share) Life (Years) Outstanding at December 31, 2017 - $ - Granted 6,436,875 4.93 Outstanding at December 31, 2018 6,436,875 $ 4.93 9.79 Vested and Expected to Vest at December 31, 2018 5,924,743 $ 4.93 9.79 Exercisable at December 31, 2018 1,315,554 $ 4.93 9.79 The weighted-average grant-date fair value of options granted during the year ended December 31, 2018 amounted to $1.78. No options were exercised during the year ended December 31, 2018. During the year ended December 31, 2018, stock-based compensation expense amounted to $2,105,582, which is included in the consolidated statement of income, and is based on awards ultimately expected to vest. As of December 31, 2018, there is approximately $8,197,0000 of unrecognized compensation expense related to unvested stock-based compensation arrangements granted under the Plan. That cost is expected to be recognized over a weighted average period of 3.14 years. The total fair value of shares vested during the year ended December 31, 2018 amounted to $6,485,681. The Company uses the Black-Scholes option-pricing model to value option grants on the date of grant and to determine the related compensation expense. The assumptions used in calculating the fair value of stock-based payment awards represent management's best estimations. The Company bases its expected volatility on the volatilities of certain publicly-traded peer companies. Management believes that the historical volatility of the Company's stock price does not best represent the expected volatility of the stock price. The Company is a privately-held company and therefore lacks company-specific historical and implied volatility information. 14

Notes to Consolidated Financial Statements Ipswitch, Inc. and Subsidiaries (Continued) 7. Equity Compensation Plan (Continued): Therefore, the Company has estimated expected forfeitures of stock options. In developing a forfeiture The Company intends to continue to consistently use rate estimate, the Company considers its historical the same group of publicly traded peer companies to experience and future expectations. If the actual determine volatility in the future until such time that number of forfeitures differs from those estimated by sufficient information regarding the volatility of the management, additional adjustments to compensation Company's share price becomes available or that the expense may be required in future periods. selected companies are no longer suitable for this purpose. The risk-free interest rate used for each grant is equal to the U.S. Treasury yield curve in effect at the 8. Stock Appreciation Unit Plans: time of grant for instruments with a similar expected life. The expected term of options granted is During June 2010, the Company adopted stock determined based on the average of the vesting term appreciation unit plans for each of its network and the contractual lives of all options awarded. The management, file transfer and messaging divisions expected dividend yield assumption is based on the (the SAU Plans) for certain key employees of the Company's history and expectation of dividend Company. Under the terms of the SAU Plans, the payouts. Company was authorized to grant, at the discretion of the Company's Board of Directors, up to an aggregate In determining the exercise prices for options granted, of 6,500 stock appreciation units (SAUs). During 2011, the Company has considered the fair value of the the Company amended the SAU Plans to increase the common stock as of the measurement date. The fair number of SAUs authorized and issued on a 1-for- value of the common stock has been determined by an 2,000 basis for those associated with the network outside valuation, which contemplates a broad range management division and a 1-for-1,000 basis for those of factors, including the illiquid nature of the associated with the file transfer division, with no investment in the Company's common stock, the change to those associated with the messaging Company's historical financial performance and division. Upon the sale of the Company or a division, financial position, the Company's future prospects and as applicable, SAUs granted under this plan entitle an opportunity for liquidity events, and recent sale and employee to receive a proportionate payment in cash offer prices of common and preferred stock, if any, in or in the form of the Company's common stock, or a private transactions negotiated at arm's length. combination of both, based upon the valuation methodology and payment terms as defined in the The following table provides the assumptions used in SAU Plans. As the outstanding awards are only determining the fair value of the stock-based awards exercisable upon the sale of the Company or a for the year ended December 31, 2018: division, no compensation was recorded relating to the SAU Plans during the year ended December 31, 2018. Risk-Free Interest Rate 3.10% The Company will record compensation expense Expected Dividend Yield 0% related to the SAU Plans when the sale of the Expected Volatility 29.71% Company or a division becomes probable. During the Expected Life 6.25 Years year ended December 31, 2015, all outstanding vested Fair Value of Common Stock $4.93 SAU awards were frozen at their then-current valuation. As of December 31, 2018, there are no The Company recognizes compensation expense for additional SAUs available for grant. only the portion of options that are expected to vest. 15

Notes to Consolidated Financial Statements Ipswitch, Inc. and Subsidiaries (Continued) 9. Operating Leases: to pay third parties certain amounts based upon revenue associated with the Company’s products. The Company leases office space in Burlington, During the year ended December 31, 2018, the Massachusetts; Madison, Wisconsin; Alpharetta, Company incurred royalty expenses in the Georgia; North Augusta, South Carolina; Livonia, approximate amount of $652,000, which are included Michigan; and Galway, Ireland under noncancelable in cost of revenue in the accompanying consolidated lease agreements. The leases require minimum statement of income. monthly rental payments plus related operating costs and expire on various dates through December 2026. Legal Actions: From time to time, the Company is The Company provided a letter of credit in the amount included in legal actions arising in the ordinary course of $588,679 in lieu of deposit for the Burlington, of business. As of December 31, 2018, in the opinion of Massachusetts lease. During the year ended December management, the ultimate liability, if any, from such 31, 2018, the Company incurred rent expense under actions would not have a material effect on the the lease agreements in the approximate amounts of accompanying consolidated financial statements. $2,002,625. Future minimum lease payments due under the 12. Indemnifications: noncancelable portion of these lease agreements as of December 31, 2018, are as follows: In the ordinary course of business, the Company enters into various agreements containing standard Year Ending indemnification provisions. The Company's indemnifi- December 31, cation obligations under such provisions are typically 2019 $ 1,609,845 in effect from the date of execution of the applicable 2020 1,828,704 agreement through the end of the applicable statute of 2021 1,857,841 limitations. The aggregate maximum potential future 2022 1,795,947 liability of the Company under such indemnification 2023 1,386,981 provisions is uncertain. As of December 31, 2018, no Thereafter 1,795,172 amounts have been accrued related to such $ 10,274,490 indemnification provisions. 13. Subsequent Events: 10. Retirement Plan: Acquisition: On April 30, 2019, the Company was The Company sponsors a defined contribution plan acquired by Progress Software Corporation (the covering substantially all of its employees who meet Purchaser). In connection with the acquisition, all certain eligibility requirements. The Company, at the outstanding equity interests were acquired by the discretion of the Board of Directors, may make Purchaser. contributions to the plan. Retirement Plan: On April 30, 2019, in connection with the acquisition of the Company by Progress Software During the year ended December 31, 2018, the Corporation, the Company terminated the Ipswitch, Company made contributions to the plan of Inc. 401(k) Plan, pursuant to the terms of the Stock approximately $562,000. Purchase Agreement with the Purchaser. 11. Commitments and Contingencies: Royalty Agreements: The Company has entered into several royalty agreements that require the Company 16

1 Highwood Drive, Tewksbury, MA 01876 www.themfacompanies.com